Amplify Cash Flow High Income ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 98.8%	Shares	Value
Amplify Cash Flow Dividend Leaders ETF(a)(b)	106,780	$3,008,046
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $2,653,111)		3,008,046

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(c)	3,000	3,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,000)		3,000

TOTAL INVESTMENTS - 98.9% (Cost $2,656,111)		$3,011,046
Other Assets in Excess of Liabilities - 1.1%		33,944
TOTAL NET ASSETS - 100.0%		$3,044,990

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Affiliated company as defined by the Investment Company Act of 1940.
(c)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Security Name	Value at October 31, 2023	Purchases	Sales	Net Realized Gain (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Dividend Income	Value at June 30, 2024	Ending Shares
Amplify Cash Flow Dividend Leaders ETF	2,513,272	-	(23,987)	-	516,067	47,528	3,005,352	106,780
	$2,513,272	$-	$(23,987)	$-	$516,067	$47,528	$3,005,352	106,780

Amplify Cash Flow High Income ETF
Schedule of Total Return Swap Contracts
as of June 30, 2024 (Unaudited)

Reference Entity(a)	Counterparty	Long/Short	Maturity Date	Financing Rate	Payment Frequency	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
RCXTAMU1 SWAP	Goldman Sachs	Long	09/20/2024	0.0%	0	$2,071,588	$9,712
Total Unrealized Appreciation (Depreciation)							$9,712

(a)
The swap agreements will seek to exchange the Target Call Income (the rate of which is expected to fluctuate) provided by the Call Income Strategy’s daily sold call options for a set percent of call premium over each Call period.

There are no upfront payments or receipts associated with total return swaps in the Fund as of June 30, 2024.

Description	Expiration Date	Number of Contracts Sold	Notional Amount	Concentration % of Exposure
Options Contracts:
S&P 500 Weekly C5520 Index	7/5/2024	-11.9	$65,000	1.73%
S&P 500 Weekly C5530 Index	7/5/2024	-22.78	124,393	3.32%
S&P 500 Weekly C5550 Index	7/5/2024	-30.25	165,206	4.41%
S&P 500 Weekly C5555 Index	7/5/2024	-15.12	82,575	2.20%
S&P 500 Weekly C5560 Index	7/5/2024	-61.25	334,449	8.92%
S&P 500 Weekly C5565 Index	7/5/2024	-7.55	41,223	1.10%
S&P 500 Weekly C5570 Index	7/5/2024	-35.19	192,159	5.13%
S&P 500 Weekly C5545 Index	7/12/2024	-15.19	82,929	2.21%
S&P 500 Weekly C5555 Index	7/12/2024	-22.68	123,862	3.30%
S&P 500 Weekly C5565 Index	7/12/2024	-30.2	164,891	4.40%
S&P 500 Weekly C5570 Index	7/12/2024	-54.72	298,809	7.96%
Total Options Contracts			1,675,496	44.68%
Cash
Cash			2,073,395	55.32%
Total Underlying Positions			$3,748,891	100.00%

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify Cash Flow High Income ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	3,008,046	–	–	3,008,046
Money Market Funds	3,000	–	–	3,000
Total Investments	3,011,046	–	–	3,011,046

Other Financial Instruments*:
Total Return Swaps	–	9,712	–	9,712
Total Other Financial Instruments	–	9,712	–	9,712

* The fair value of the Fund's investment represents the net unrealized appreciation (depreciation) as of June 30, 2024.

Refer to the Schedule of Investments for additional information.